UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2026

BRIGHTLINE INTERACTIVE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40556	81-2958271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21745 Red Run Drive

Ashburn, VA 20147

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (703)-594-7496

15 West 38th St., 12th Floor

New York, NY 10018

(Former address of principal executive offices) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BTLN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

On September 21, 2026, Brightline Interactive, Inc. (the “Company”) filed a Certificate of Change (the “Certificate of Change”) pursuant to Section 78.209 of the Nevada Revised Statutes (the “NRS”) with the Secretary of State of the State of Nevada to effect a one-for-eight (1-for-8) reverse stock split (the “Reverse Stock Split”) of the Company’s authorized and outstanding common stock, par value $0.001 per share (the “Common Stock”) effective as 12:01 a.m. Eastern Time on September 28, 2026. The Reverse Stock Split was approved by the Company’s Board of Directors by unanimous written consent dated September 13, 2026, without stockholder approval, as permitted under Section 78.207 of the NRS.

The Company expects that its Common Stock will begin trading on a post-split basis under the Company’s existing trading symbol, “BTLN,” when the market opens on September 28, 2026. The new CUSIP identifier for the Common Stock following the Reverse Stock Split will be 37892C205.

As a result of the Reverse Stock Split, every eight shares of Common Stock will be automatically combined into one share of Common Stock. The total number of authorized shares of Common Stock will be proportionally reduced following the Reverse Stock Split. No fractional shares will be issued in connection with the Reverse Stock Split. Instead, fractional shares resulting from the Reverse Stock Split will be rounded up to the nearest whole share at the Depository Trust Company participant level. The reverse stock split affects all stockholders proportionately and will not affect any stockholder’s percentage ownership of the Company’s common stock (other than the nominal effect of the treatment of fractional shares). Proportionate adjustments for the Reverse Stock Split will be made to the per share exercise price and the number of shares issuable upon the exercise of warrants, the number of shares reserved for issuance under the Company’s equity incentive plan, and all then-outstanding awards under the Company’s equity incentive plan, as applicable. The Reverse Stock Split will not change the par value of the Common Stock or modify any voting rights or other terms of the Common Stock.

The foregoing summary of the Certificate of Change does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Change, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent required by Item 5.03 of Form 8-K, the information contained in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 23, 2026, the Company issued a press release affirming its intent to remain listed on the Nasdaq Capital Market, announcing the above referenced Reverse Stock Split and confirming it has submitted its appeal of the previously announced Staff delisting determination in connection with Nasdaq Listing Rule 5550(a)(2), requiring a minimum bid price of at least $1.00 per share (the “Bid Price Requirement”). Subject to the scheduling of the Nasdaq Hearing Panel and trading in the Company’s common stock following the Reverse Stock Split, the Company anticipates that it will regain compliance with the Bid Price Requirement in advance of its hearing before the Nasdaq Hearing Panel, at which time the Nasdaq staff’s delisting determination will be mooted out and the delisting terminated. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words like “intent,” “anticipate,” “expects,” “will,” and “believe,” or the negative thereof or other variations thereon or comparable terminology are used to identify forward-looking statements, although not all forward-looking statements contain these words. Although the Company believes that it is basing its expectations and beliefs on reasonable assumptions within the bounds of what is currently known about its business and operations, there can be no assurance that actual results will not differ materially from what the Company expects or believes. Some of the factors that could cause the Company’s actual results to differ materially from its expectations or beliefs are disclosed in the “Risk Factors” section, as well as other sections, of its reports filed with the Securities and Exchange Commission, which include, without limitation, the anticipated timing and benefits of the Reverse Stock Split, and the Company’s ability to maintain the listing of its securities on Nasdaq. All forward-looking statements speak only as of the date on which they are made and the Company undertakes no duty to update or revise any forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Change, effective September 28, 2026
99.1	Press Release, dated September 23, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTLINE INTERACTIVE, INC.

Date: September 23, 2026	/s/ Tyler Gates
	Name:	Tyler Gates
	Title:	President and Chief Executive Officer